Inventories	12 Months Ended
Dec. 31, 2014
Inventory Disclosure [Abstract]
Inventories
NOTE 9. Inventories

Inventories consist of the following components:

	December 31
	2014	2013
	(Dollars in Millions)
Raw materials	$117	$67
Work-in-process	43	44
Finished products	62	42
Valuation reserves	(14)	(23)
	$208	$130

Effective July 1, 2014, the Company recorded $100 million of inventory at fair value in connection with the Electronics Acquisition. The fair value of inventory was based on management's estimate, available information, and reasonable and supportable assumptions, resulting in an increase of $2 million over the acquiree's historical cost. This amount was subsequently expensed in Cost of sales on the Company’s Consolidated Statements of Operation during the year ended December 31, 2014.